CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions “Financial highlights” in the Prospectus and “Complete and partial portfolio holdings – arrangements to disclose to Service Providers and Fiduciaries”, “Independent registered public accounting firm” and “Financial statements” in the Statement of Additional Information and to the incorporation by reference of our report dated April 17, 2007 in the Registration Statement of UBS Money Market Fund (Form N-1A No. 033-02524) of UBS Master Series, Inc.

ERNST & YOUNG LLP

New York, New York
June 25, 2007